Quarterly Report to Shareholders

Legg Mason
Special Investment Trust, Inc.

June 30, 2004

Quarterly Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with the Legg Mason Special Investment Trust’s report for the six months ended June 30, 2004.

   The following table summarizes key statistics for the respective classes of Fund shares, as of June 30, 2004.

Total ReturnsA

	3 Months	6 Months	12 Months

Special Investment Trust
Primary Class	+3.43%	+7.07%	+29.49%
Institutional Class	+3.67%	+7.62%	+30.83%
Lipper Mid-Cap Core FundsB	+0.98%	+5.55%	+26.28%
Russell 2000 IndexC	+0.47%	+6.76%	+33.37%

   Long-term investment results are shown in the tables on pages 4 and 5. For more information about the Fund share classes included in the report, please contact your Legg Mason Financial Advisor.

   Many Primary Class shareholders invest regularly in Special Investment Trust shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	Average of the 348 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

C	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Quarterly Report to Shareholders

course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

July 28, 2004

Quarterly Report to Shareholders

Performance Information

Legg Mason Special Investment Trust, Inc.

   The following graphs compare the Fund’s total returns to the Russell Mid-Cap and S&P Mid-Cap 400 indices. The graphs illustrate the cumulative total return of an initial $10,000 investment for Primary Class and a $1,000,000 investment in the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+29.49%	+29.49%
Five Years	+61.19%	+10.02%
Ten Years	+320.90%	+15.46%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

A	A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

B	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+30.83%	+30.83%
Five Years	+69.85%	+11.18%
Life of Class*	+385.31%	+17.93%

* Inception date: December 1, 1994

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

C	Index returns are for periods beginning November 30, 1994.

Quarterly Report to Shareholders

Performance Information — Continued

Sector Diversification (as of June 30, 2004)

Common Stock and Equity Interests (as a percentage of net assets)

Top Ten Holdings (as of June 30, 2004)

% of
Security	Net Assets

Amazon.com, Inc.	7.0%
Providian Financial Corporation	5.1%
Nextel Communications, Inc.	4.9%
Wellpoint Health Networks Inc.	4.8%
Mandalay Resort Group	4.6%
InterActiveCorp	4.2%
CNET Networks, Inc.	3.9%
Republic Services, Inc.	3.6%
Caremark Rx, Inc.	3.4%
Radian Group Inc.	3.2%

Quarterly Report to Shareholders

Selected Portfolio Performance D

Strongest performers for the 2nd quarter 2004E

1.	Amazon.com, Inc.	+25.7%
2.	Mandalay Resort Group	+20.4%
3.	Tenet Healthcare Corporation	+20.2%
4.	AmeriCredit Corp.	+14.7%
5.	Ceridian Corporation	+14.2%
6.	Acxiom Corporation	+13.3%
7.	Radian Group Inc.	+12.5%
8.	Providian Financial Corporation	+12.0%
9.	Accenture Ltd.	+10.8%
10.	Sepracor Inc.	+10.0%

Weakest performers for the 2nd quarter 2004E

1.	Gemstar-TV Guide International, Inc.	-28.5%
2.	Amdocs Limited	-15.7%
3.	Sybase, Inc.	-14.2%
4.	Cell Genesys, Inc.	-13.7%
5.	Level 3 Communications, Inc.	-12.3%
6.	The Interpublic Group of Companies, Inc.	-10.7%
7.	DeVry, Inc.	-9.1%
8.	Symantec Corporation	-5.4%
9.	InterActiveCorp	-4.7%
10.	Banknorth Group, Inc.	-4.0%

Portfolio Changes

Securities added during the 2nd quarter 2004
Sears, Roebuck and Co.
Select Medical Corporation
The Bear Stearns Companies, Inc.

Securities sold during the 2nd quarter 2004
E*TRADE Financial Corporation
Sabre Holdings Corporation

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

June 30, 2004 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 98.5%
Consumer Discretionary — 26.4%
Hotels, Restaurants and Leisure — 4.6%
Mandalay Resort Group	2,500	$171,600

Internet and Catalog Retail — 11.2%
Amazon.com, Inc.	4,800	261,120	A
InterActiveCorp	5,100	153,714	A

		414,834

Leisure Equipment and Products — 1.5%
Mattel, Inc.	3,000	54,750

Media — 7.4%
Gemstar-TV Guide International, Inc.	6,100	29,280	A
The Interpublic Group of Companies, Inc.	4,570	62,742	A
WPP Group plc	8,816	89,572
XM Satellite Radio Holdings Inc.	3,366	91,851	A

		273,445

Multiline Retail — 1.7%
Big Lots, Inc.	3,375	48,803	A
Sears, Roebuck and Co.	400	15,104

		63,907

Consumer Staples — 2.5%
Beverages — 2.5%
The Pepsi Bottling Group, Inc.	3,000	91,620

Financials — 17.7%
Capital Markets — 0.9%
The Bear Stearns Companies, Inc.	400	33,724

Quarterly Report to Shareholders

	Shares/Par	Value

Commercial Banks — 2.3%
Banknorth Group, Inc.	1,600	$51,968
UnionBanCal Corporation	608	34,302

		86,270

Consumer Finance — 7.3%
AmeriCredit Corp.	4,000	78,120	A
Providian Financial Corporation	13,000	190,710	A

		268,830

Insurance — 1.8%
UnumProvident Corporation	4,200	66,780

Thrifts and Mortgage Finance — 5.4%
Radian Group Inc.	2,500	119,750
Sovereign Bancorp, Inc.	3,600	79,560

		199,310

Health Care — 16.4%
Biotechnology — 0.6%
Cell Genesys, Inc.	2,100	21,819	A

Health Care Providers and Services — 13.1%
Anthem, Inc.	518	46,392	A
Caremark Rx, Inc.	3,800	125,172	A
Priority Healthcare Corporation	2,600	59,670	A,B
Select Medical Corporation	2,750	36,905
Tenet Healthcare Corporation	2,900	38,889	A
Wellpoint Health Networks Inc.	1,600	179,216	A

		486,244

Pharmaceuticals — 2.7%
Sepracor Inc.	1,900	100,510	A

Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Industrials — 8.1%
Commercial Services and Supplies — 8.1%
DeVry, Inc.	3,200	$87,744	A
Manpower Inc.	1,601	81,283
Republic Services, Inc.	4,600	133,124

		302,151

Information Technology — 15.5%
Internet Software and Services — 3.9%
CNET Networks, Inc.	13,000	143,910	A,B

IT Consulting and Services — 6.5%
Accenture Ltd.	2,737	75,221	A
Acxiom Corporation	4,000	99,320
Ceridian Corporation	3,000	67,500	A

		242,041

Software — 5.1%
Amdocs Limited	1,614	37,807	A
Sybase, Inc.	4,975	89,541	A,B
Symantec Corporation	1,400	61,292	A

		188,640

Telecommunication Services — 11.9%
Diversified Telecommunication Services — 4.5%
Cincinnati Bell Inc.	11,844	52,587	A
Level 3 Communications, Inc.	32,324	114,750	A

		167,337

Wireless Telecommunication Services — 7.4%
Nextel Communications, Inc.	6,800	181,288	A
NII Holdings Inc.	2,700	90,963	A

		272,251

Total Common Stock and Equity Interests (Identified Cost — $2,032,775)		3,649,973

Quarterly Report to Shareholders

	Shares/Par	Value

Repurchase Agreements — 1.6%
Goldman Sachs & Company 1.47%, dated 6/30/04, to be repurchased at $28,649 on 7/1/04 (Collateral: $29,438 Fannie Mae mortgage-backed securities, 5.5%, due 11/1/33, value $29,366)	$28,648	$28,648
J.P. Morgan Chase & Co. 1.3%, dated 6/30/04, to be repurchased at $28,649 on 7/1/04 (Collateral: $26,380 Federal Home Loan Bank notes, 6.715%, due 6/29/09, value $29,220)	28,648	28,648

Total Repurchase Agreements (Identified Cost — $57,296)		57,296

Total Investments — 100.1% (Identified Cost — $2,090,071)		3,707,269
Other Assets Less Liabilities — (0.1)%		(2,002)

Net Assets — 100.0%		$3,705,267

Net Asset Value Per Share:

Primary Class		$47.13

Institutional Class		$53.15

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2004, the total market value of Affiliated Companies was $293,121 and the identified cost was $194,364.

Notes

Fund Information

Investment Adviser

Legg Mason Funds Management, Inc.
Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan

Officers

Marie K. Karpinski, Vice President and Treasurer
Gregory T. Merz, Vice President, Secretary and Chief Legal Officer
Wm. Shane Hughes, Assistant Treasurer
Richard M. Wachterman, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart LLP
Washington, DC

Independent Auditors

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission website (http://www.sec.gov.). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the SEC’s website or upon request without charge through http://www.leggmasonfunds.com/aboutlmf.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Funds For Primary Class Shareholders 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Wood Walker, Incorporated

P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-285